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           CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.

               CMIA CALIFORNIA MUNICIPALS ACCOUNT
              CMIA MASSACHUSETTS MUNICIPALS ACCOUNT
                CMIA NEW YORK MUNICIPALS ACCOUNT
                  CMIA OHIO MUNICIPALS ACCOUNT


                       SUPPLEMENT TO Prospectus
                         DATED MARCH 31, 1995


      1.   FOR THE CALIFORNIA, MASSACHUSETTS, NEW YORK AND OHIO
ACCOUNTS: Each Portfolio has changed the phrase "Tax-Free" in its name to "Municipals."

      2.   FOR THE CALIFORNIA, MASSACHUSETTS, NEW YORK AND OHIO
ACCOUNTS: The fundamental investment policy of each Account with respect to its investments in municipal obligations has been changed as follows:

      "Under normal market conditions and as a matter of funda-mental policy, the California Account (either directly or indirectly through another open-end investment company with substantially the same investment objective, policies and restrictions) and the California Portfolio will invest at least 80% of their respective net assets in municipal obligations, the interest on which is exempt from regular Federal income tax and from California taxes which each of the California Portfolio and California Account seek to avoid in accordance with their respective investment objectives."

      "Under normal market conditions and as a matter of fundamental policy, the Massachusetts Account (either directly or indirectly through another open-end investment company with substantially the same investment objective, policies and restrictions) and the Massachusetts Portfolio will invest at least 80% of their respective net assets in municipal obligations, the interest on which is exempt from regular Federal income tax and from Massachusetts taxes which each of the Massachusetts Portfolio and Massachusetts Account seek to avoid in accordance with their respective investment objectives."

      "Under normal market conditions and as a matter of fundamental policy, the New York Account (either directly or indirectly through another open-end investment company with substantially the same investment objective, policies and restrictions) and the New York Portfolio will invest at least 80% of their respective net assets in municipal obligations, the interest on which is exempt from regular Federal income tax and from New York taxes which each of the New York



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      Portfolio and New York Account seek to avoid in accordance with their respective investment objectives."

      "Under normal market conditions and as a matter of fundamental policy, the Ohio Account (either directly or indirectly through another open-end investment company with substantially the same investment objective, policies and restrictions) and the Ohio Portfolio will invest at least 80% of their respective net assets in municipal obligations, the interest on which is exempt from regular Federal income tax and from Ohio taxes which each of the Ohio Portfolio and Ohio Account seek to avoid in accordance with their respective investment objectives."

      Each of the Portfolios in which the corresponding Municipal
Accounts invest their assets may invest without limit in obligations the interest on which is a tax preference item for purposes of the Federal alternative minimum tax.

      3. FOR THE CALIFORNIA ACCOUNT ONLY: The California Account is a non-diversified series of the Company. The California
Account may invest in certain obligations of Puerto Rico, Guam and the U.S. Virgin Islands.


Dated:  January 19, 1996





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            CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.

                CMIA CALIFORNIA MUNICIPALS ACCOUNT
               CMIA MASSACHUSETTS MUNICIPALS ACCOUNT
                 CMIA NEW YORK MUNICIPALS ACCOUNT
                   CMIA OHIO MUNICIPALS ACCOUNT

         SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                        DATED MARCH 31, 1995



      1.   FOR THE CALIFORNIA, MASSACHUSETTS, NEW YORK AND OHIO
ACCOUNTS: Effective immediately, each Portfolio has change the phrase "Tax-Free" in its name to "Municipals."

      2.   FOR THE CALIFORNIA, MASSACHUSETTS, NEW YORK AND OHIO
ACCOUNTS: Set forth below are revised fundamental investment restrictions, which shareholders have approved (except as noted).
These fundamental restrictions replace the fundamental restrictions under the caption "Investment Restrictions."

           a. Purchase securities on margin (but an Account may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by an Account of initial or maintenance margin in connection with future contracts or related options transactions is not considered the purchase of a security on margin;

           b. Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in:

                (i)  selling a portfolio security under
           circumstances which may require the registration of the same under the Securities Act of 1933; or

                (ii) investing all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Account and issuing its own shares representing a pro rata interest in the securities of such other investment company owned by it;

           c. Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and
      (c) lending portfolio securities;

           d. Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;



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           e.   Purchase or sell real estate (including limited
      partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate) (not applicable to Massachusetts Account); and

           f. Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities.

      3.   FOR THE CALIFORNIA, MASSACHUSETTS, NEW YORK AND OHIO
ACCOUNTS: The following investment restriction has been redesignated as non-fundamental:

      (e) Make short sales of securities or maintain a short position, unless at all times when a short position is open an Account owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of an Account's net assets (taken at current value) is held as collateral for such sales at any one time. (Each Account will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); . . . .


Dated:  January 19, 1996







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